UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         Date of Report
       (Date of Earliest Event Reported): January 7, 2005
                                          ----------------------


                           ENNIS, INC.
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     (Exact name of registrant as specified in its charter)


       TEXAS                   1-5807               75-0256410
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 (State or other Jurisdiction   (Commission   (I. R. S. Employer
     of incorporation)         File Number)  Identification No.)



     2441 Presidential Pkwy, Midlothian, Texas       76065
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     (Address of principal executive offices)      (Zip Code)


                         (972) 775-9801
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      (Registrant's telephone number, including area code)


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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ]Written   communications  pursuant  to  Rule  425  under   the
   Securities Act (17 CFR 230.425)
[ ]Soliciting  material  pursuant  to  Rule  14a-12   under   the
   Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement  communications  pursuant  to  Rule  14d-2(b)
   under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------
Item 7.01 Regulation FD Disclosure
          ------------------------

          The following information is furnished pursuant to Item
          2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

          On January 7, 2005, Ennis, Inc. issued a press release announcing its third quarter operating results. This information shall not be deemed "filed" for purposes of
          Section  18 of the Securities Exchange Act of 1934,  as
          amended  (the  "Exchange  Act"),  or  incorporated   by
          reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

          Exhibit 99 Press   release  dated  January   7,   2005,
                     announcing    third     quarter    operating
                     results.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENNIS, INC.



Date:  January 10, 2005         /s/ Harve Cathey
       -----------------         -------------------------------
                                Harve Cathey
                                Vice President - Finance and
                                CFO, Secretary, Principal
                                Financial and Accounting Officer